SECURITIES AND EXCHANGE COMMISSION

			       Washington, D.C. 20549



				      FORM 8-K

				   CURRENT REPORT

			    Pursuant to Section 13 or 15(d)
		       of the Securities Exchange Act of 1934




	    Date of Report (Date of earliest event reported):  July 17, 1996


			     COCA-COLA ENTERPRISES INC.

		(Exact name of registrant as specified in its charter)



	    Delaware                  01-09300                 58-0503352
	   (State of            (Commission File No.)        (IRS Employer
	 Incorporation)                                    Identification No.)






		 2500 Windy Ridge Parkway, Atlanta, Georgia 30339
	   (Address of principal executive offices, including zip code)

				  (770) 989-3000
	      (Registrant's telephone number, including area code)








							   Page 1 of 5 pages
							   Exhibit Index page 4



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   Item 5.   Other Events
	     ------------

	     On July 17, 1996, Coca-Cola Enterprises (the "Company") issued a press release announcing the signing of a a letter of intent for the Company to acquire
	     NORA BEVERAGES INC. for approximately Canadian $161 million, or approximately U.S. $117 million based on current exchange rates.

   Item 7.   Financial Statements and Exhibits
   ------    ---------------------------------

	     (c)  Exhibits.

	     99   Press Release of Coca-Cola Enterprises issued July 17, 1996.





































							      Page 2 of 5 pages
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		 ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

				    SIGNATURE



	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					COCA-COLA ENTERPRISES INC.
					(Registrant)


					   LOWRY F. KLINE
   Date:  July 17, 1996               By:______________________________
				      Lowry F. Kline
				      Senior Vice President and
				      General Counsel

































							   Page 3 of 5 page
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			      COCA-COLA ENTERPRISES INC.

				    EXHIBIT INDEX


   Exhibit No.                                                            Page
   -----------                                                            ----


     99         On July 17, 1996, Coca-Cola Enterprises (the "Company")     5
		issued a press release announcing the signing of a a letter of intent for the Company to acquire
		NORA BEVERAGES INC. for approximately
		Canadian $161 million, or approximately
		U.S. $117 million based on current exchange rates.




































							    Page 4 of 5 pages


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